SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) SEPTEMBER 17, 2001

                       FAIRCHILD INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            NEVADA                        0-28305                 91-1880015
(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)

    595 HORNBY STREET, SUITE 600, VANCOUVER, BRITISH COLUMBIA, V6C 1A4 CANADA
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 669-1040

    856 HOMER STREET, SUITE 100, VANCOUVER, BRITISH COLUMBIA, V6B 2W5 CANADA
          (Former name or former address, if changed since last report)














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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Pursuant to General Instruction F, the registrant incorporates by reference to the information contained in the press releases dated September 17, 2001, which is filed as an exhibit to this report.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c)      Exhibits:

                  REGULATION

                  S-B NUMBER                         DOCUMENT

                        20.1              Press release dated September 17, 2001

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FAIRCHILD INTERNATIONAL CORPORATION



September 17, 2001                      By: /s/ ROBERT D. GRACE
                                          -------------------------------------
                                          Robert D. Grace, President


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